                                   EXHIBIT 1

                             JOINT FILING AGREEMENT


     The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Tatham Offshore, Inc. dated August 21, 1998 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Dated:  August 21, 1998               Tatham Brothers Securities, LLC

                                      By:  Tatham Brothers, LLC,
                                              its Sole Member

                                      By:      /s/ Ken Hamilton
                                         -------------------------------------
                                           Ken Hamilton
                                           Vice President


Dated:  August 21, 1998               Tatham Brothers, LLC

                                      By:      /s/ Ken Hamilton
                                         -------------------------------------
                                           Ken Hamilton
                                           Vice President


Dated:  August 21, 1998               1997 Glenn H. Tatham, III Trust

                                      By:      /s/ Rick L. Burdick
                                         -------------------------------------
                                          Rick L. Burdick
                                          Trustee

                                      By:      /s/ Glenn Hunter Tatham, III
                                         -------------------------------------
                                          Glenn Hunter Tatham, III
                                          Trustee



Dated:  August 21, 1998               Casey Tatham Trust


                                      By:      /s/ Ben T. Morris
                                         -------------------------------------
                                          Ben T. Morris
                                          Trustee





                              Page 17 of 18 Pages
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Dated:  August 21, 1998               Thomas P. Tatham


                                      By:      /s/ Thomas P. Tatham
                                         -------------------------------------
                                          Thomas P. Tatham


                              Page 18 of 18 Pages